                                                                   EXHIBIT 10.11

                                AMENDMENT NO. 1

                                      TO

                     PCL DEVELOPMENT AND LICENSE AGREEMENT

     This Amendment No. 1 To PCL Development and License Agreement ("Amendment") is made by and between PEERLESS SYSTEMS CORPORATION, a California corporation with its principal place of business located at 2381 Rosencrans Avenue, El Segundo, California 90245 ("Peerless"), and ADOBE SYSTEMS INCORPORATED, a California corporation with its principal place of business located at 1585 Charleston Road, Mountain View, California 94039 ("Adobe"). This Amendment is effective as of October 31, 1993.

                                    RECITALS

     A. Adobe and Peerless entered into that certain PCL Development and License Agreement dated June 14, 1993 (the "Agreement") pursuant to which Peerless has agreed to undertake certain software development for Adobe.

     B. Adobe is required to deliver to Peerless certain Adobe information and materials to permit Peerless to complete its development obligations under the Agreement.

     C. Adobe and Peerless desire to establish the procedures for handling and use of such information and materials.

                                   AGREEMENT

     Adobe and Peerless agree that the following provisions shall be added to the Agreement:

     1. Adobe Support Information. "Adobe Support Information" shall mean the information and materials delivered by Adobe to Peerless in connection with the Agreement that are set forth in Exhibit A (Adobe Support Information) to this Amendment. Exhibit A and the delivery schedule for Adobe Support Information may be amended from time to time by mutual agreement of the parties. All Adobe Support Information will be released to Peerless pursuant to, and upon Peerless' acceptance of, an Adobe Materials Release Form, a copy of which is attached hereto as Exhibit B.

     2. Other Adobe Information. Peerless acknowledges that any materials or information delivered by Adobe to Peerless in connection with the Agreement not designated as Adobe Support Information shall be subject to the terms of that certain Master Agreement for Mutual Disclosure dated March 24, 1992 between the parties.

                      [*Confidential Treatment Requested]

     3. License to Use Adobe Support Information. Subject to Peerless' compliance with the terms of this Amendment, Adobe hereby grants to Peerless a non-exclusive, non-transferable license to use the Adobe Support Information solely at the development site identified in Exhibit C to this Amendment (the "Development Site") for the sole purpose of designing, developing, adapting, testing, and maintaining Licensed Software (as defined in the Agreement) for delivery to Adobe pursuant to the Agreement.

     4. Limitations on License to Peerless. Peerless shall have no right to sublicense any rights under this Amendment to a third party, including any rights to use Adobe Support Information. Peerless specifically acknowledges that, other than as expressly set forth in Section 3 (License to Use Adobe Support Information) above, no rights to the Adobe Support Information are granted to it. Peerless agrees that it will not attempted to reverse engineer any portion of the Adobe Support Information provided to Peerless solely in object code form during the term of this Agreement or thereafter.

     5. Proprietary Rights; Confidentiality.

          a. Ownership. Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets and other intellectual property rights to the Adobe Support Information. Except for the rights expressly enumerated herein, Peerless is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Support Information.

          b. Confidentiality; Security. Peerless agrees to protect the Adobe Support Information in accordance with Exhibit D (Secure Procedures for Handling Adobe Support Information).

     6. Similar Products. Adobe acknowledges that existing or planned printer operating environments independently developed or acquired by Peerless may contain ideas and concepts similar or identical to those in the Adobe Support Information. Adobe further acknowledges that, over time, Peerless' employees will gain familiarity with the general concepts and ideas in the Adobe Support Information. Adobe agrees that, except for the restrictions imposed on Peerless under this Agreement, Peerless shall not be precluded from independently developing or acquiring printer operating environments which are not derivative in nature, but which contains ideas and concepts similar to those in the Adobe Support Information. Furthermore, nothing herein shall preclude Peerless from marketing such independently developed or acquired, non-derivative printer operating environments to others and from retaining the revenues, or any portion thereof, derived from the marketing of such products.

                                       2
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     7. Disclaimer of Warranties.  THE ADOBE SUPPORT INFORMATION IS PROVIDED
STRICTLY "AS IS." ADOBE MAKES NO WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE SUPPORT INFORMATION. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE EXPRESSLY EXCLUDED.

     8. Adobe Patents. As used herein, "Adobe Patent Right" means any right arising under any United States or foreign patent now owned by, or later issued or assigned to Adobe, applicable to the Adobe Support Information. Adobe covenants that, to the extent that Peerless exercise the rights expressly granted to Peerless herein, Adobe will not (i) assert any Adobe Patent Right against Peerless or (ii) require any fee or royalty from Peerless based upon any Adobe Patent Right. Except to the extent of such covenant not to assert any Adobe Patent Right, nothing contained herein shall be construed as conferring, by implication, estoppel, or otherwise, any license or right with respect to any Adobe Patent Right.

     9. Obligations on Cancellation, Termination, or Expiration. Upon cancellation, termination, or expiration of the Agreement:

          a. Licenses Terminated. The license granted pursuant to Section 3 (License to Use Adobe Support Information) above shall terminate immediately.

          b. Safeguarding of Proprietary Rights. Peerless shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe's suppliers in accordance with the terms of this Amendment after such cancellation, termination, or expiration.

          c. Return or Destruction of Adobe Information. Peerless will immediately discontinue use of, and return or destroy all copies of, Adobe Support Information and other Adobe proprietary information in its possession (including copies placed in any storage device under Peerless' control). Upon Adobe's request, Peerless shall warrant in writing to Adobe its return or destruction of all of Adobe's proprietary information within thirty (30) days of cancellation, termination or expiration.

     All other provisions of the Agreement shall remain in full force and effect.

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

     IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives on the date below.

PEERLESS SYSTEM CORPORATION                ADOBE SYSTEMS INCORPORATED


2381 Rosencrans Avenue                     1585 Charleston Road
El Segundo, CA  90245                      Mountain View, CA  94039



- ------------------------------             ----------------------------------
Authorized Signature                       Authorized Signature


                                           S.A. MacDonald
- ------------------------------             ----------------------------------
Print Name                                 Print Name


                                           Sr. Vice President
- ------------------------------             ----------------------------------
Title                                      Title

The Exhibits to this Amendment are:

     Exhibit A  Adobe Support Information
     Exhibit B  Adobe Materials Release Form
     Exhibit C  Development Site
     Exhibit D Secure Procedures for Handling Adobe Support Information Exhibit E Employee Nondisclosure Agreement
     Exhibit F  Contractor Agreement
     Exhibit G  Notice Regarding Confidentiality

                                   EXHIBIT A

                           ADOBE SUPPORT INFORMATION

Technical Contacts:

Adobe:        Jennifer McCormack    Phone (408) 962-3877

Peerless:     Barbara Renshaw       Phone (310) 297-3204

Items delivered in object form:

     [*]

Items delivered in source form:

     [*]

                      [*Confidential Treatment Requested]

                                   EXHIBIT B

                          ADOBE MATERIALS RELEASE FORM

                                   EXHIBIT C

                                DEVELOPMENT SITE

    Peerless' use and storage of the Adobe Support Information shall be restricted to the following development site:

     Name of Development Site:  Address:

     Peerless Systems Corp.             2381 Rosencrans Avenue
                                        E1 Segundo, CA 90245

                                   EXHIBIT D

            SECURE PROCEDURES FOR HANDLING ADOBE SUPPORT INFORMATION

     1. Authorized Employees. Peerless agrees that it will not (a) disclose all or any portion of the Adobe Support Information to third parties, with the exception of authorized employees ("Authorized Employees") and authorized contractors ("Authorized Contractors") (subject to Peerless' having obtained authorization for use of such contractors in accordance with Paragraph 6 (Prior Approval of Contractors) below (i) who require access thereto for a purpose authorized by the Amendment and (ii) who have signed the appropriate employee or contractor agreement substantially in the form attached to this Amendment as Exhibit E (Employee Nondisclosure Agreement) or Exhibit F (Contractor Agreement), as applicable, and (iii) who sign a notice of confidentially in the form attached to the Amendment as Exhibit G (Notice Regarding Confidentiality) prior to the initial access to Adobe Support Information.

     2. Adobe Support Information.

          a. Peerless shall ensure that all Adobe Support Information received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Support Information before being made available to Authorized Employees and Authorized Contractors hereunder.

          b. Peerless shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Support Information as Peerless uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Support Information be less than a reasonably prudent business would exercise under similar circumstances. Peerless shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Support Information by the Authorized Employees and Authorized Contractors.

          c. Authorized Employees and Authorized Contractors shall be instructed not to copy Adobe Support Information on their own, and not to disclose Adobe Support Information to anyone not authorized to receive it.

          d. Adobe Support Information shall be handled, used, and stored solely at the Development Site.

     3. Trade Secrets. The techniques, algorithms, and processes contained in the Adobe Support Information which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and will be used by Peerless only in accordance with the terms of this Amendment. Peerless will take all measures reasonably required to protect the proprietary rights of Adobe and its

                                       1
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suppliers in the Adobe Support Information and will promptly notify Adobe of any lost or missing items and take all reasonable steps to recover such items.

     4. Clone Product Development. If Peerless engages in development of a product having page description capabilities that are substantially compatible with the PostScript language ("Clone Product") during the term of this Agreement, it shall ensure that there is no sharing of Adobe Support Information, or any facilities or personnel with access to Adobe Support Information, with such Clone Product development. Adobe acknowledges that PCL products and printer operating system products shall not be considered Clone Products. Peerless shall ensure that all Authorized Employees and Authorized Contractors who have had previous access to Adobe Support Information will be precluded for a period of twelve (12) months after their latest access to such Adobe Support Information from being employed in any Clone Product development. "Employment in any Clone Product development" shall be defined as having direct access to, or producing any specifications, documentation, or source code for, components of a Clone Product. Peerless shall further ensure that each such employee or contractor shall, concurrent with the commencement of work on such Clone Product development within Peerless, sign a written affirmation to Peerless on a form provided by Peerless which states that each such employee or contractor (a) has neither retained nor had access for a minimum period of twelve (12) months to any Adobe Support Information, and (b) will not utilize, or facilitate use of, any Adobe Support Information in such Clone Product development. This prohibition relating to Clone Product development shall apply equally to raster-output devices, to display or screen output devices, or to any other peripheral devices.

     5. Obligations Survive Termination. The provisions of Paragraph 4 (Clone Product Development) above shall survive the termination, cancellation or expiration of the Agreement.

     6. Prior Approval of Contractors. Notwithstanding the provisions in this Exhibit permitting Authorized Contractors to have access to Adobe Support Information, Peerless may not permit a contractor to come into contact with Adobe Support Information unless Peerless has first obtained such authorization in writing from Adobe. Adobe, in its sole discretion, may withhold such approval in the event that a contractor (or contractor's employer) is engaged in Clone Product development, either for its own benefit or for the benefit of a third party, or if Adobe believes that the contractor may be engaged in similar product development, and Peerless cannot assure Adobe to its satisfaction that contractor, while engaged in supporting such development activities, will be able to refrain from commingling or sharing any portion of the Adobe Support Information with any such Clone Product development.

     7. Proprietary Notices. In order to protect Adobe's copyright and other ownership interests, Peerless agrees that as a condition of its rights hereunder, each copy of

                                       2
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the Adobe Support Information, or any portion thereof or documentation therefor, shall contain a valid copyright notice and any other proprietary notices, including the copyright notices of Adobe's suppliers, which appear on or in the Adobe Support Information and documentation delivered to Peerless hereunder or as Adobe may require from time to time. Presence of a copyright notice does not constitute an acknowledgment of publication.

     8. Proprietary Rights Audit. During the term of the Agreement and for a period of eighteen (18) months thereafter, Adobe or its authorized representatives shall have access to such portion of Peerless' records and premises to allow Adobe to determine whether Peerless is substantially in compliance with the terms and conditions of this Amendment. In no event shall audits be made hereunder more frequently than once a year. Such access shall be
(a) during Peerless' regular business hours, (b) arranged so that, to the extent possible, Peerless' regular business activities are minimally disrupted and (c) under the terms of a confidentiality agreement acceptable to Peerless and executed by the individual(s) conducting such audit. If such audit reveals that Peerless is not substantially in compliance with its obligations to protect Adobe's proprietary rights, Peerless shall pay the reasonable costs of such audit. Otherwise, Adobe shall pay the costs of such audit. Such payment will not preclude Adobe from exercising any right which it may have under the Agreement, as amended. Peerless shall promptly correct any deficiencies discovered in the course of the audit.

                                       3
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                                   EXHIBIT E

                        EMPLOYEE NONDISCLOSURE AGREEMENT

                                       1
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                                   EXHIBIT F

                              CONTRACTOR AGREEMENT

                                       1
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                                   EXHIBIT G

                        NOTICE REGARDING CONFIDENTIALITY

     1. Peerless Systems Corp. ("Peerless") is in possession of certain Adobe Support Information of Adobe Systems Incorporated ("Adobe") which Peerless has received pursuant to the Development and License Agreement between Peerless and Adobe dated June 14, 1993, as amended ("License Agreement").

     2. To further the purposes of the License Agreement, and in consideration of the disclosure to Recipient of proprietary information of Adobe, all of which is of a confidential nature and which contains valuable trade secrets, know-how, and proprietary information of Adobe (the "Adobe Support Information"), Recipient agrees to comply with the terms hereof regarding confidentiality of information.

     3. Recipient agrees not to use the Adobe Support Information for any purpose except for the specific purposes which Peerless or Adobe authorize in writing. Recipient agrees not to disclose the Adobe Support Information to any person at any time except to employees of Adobe and to the Designated Third Parties listed below who have entered into this form of a Confidentiality Agreement. Recipient agrees to use his or her best efforts to prevent any unauthorized use or disclosure of the Adobe Support Information, and to promptly notify Adobe of any such unauthorized use of which Recipient learns.

     4. All materials including, without limitation, programs, recorded information, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Recipient by Peerless or Adobe which are designated in writing to be the property of Adobe will remain the property of Adobe and will be returned to Adobe promptly at its request, together with any copies or modifications thereof.

     5. Recipient acknowledges that Adobe is a party to this Agreement, and that unauthorized use or disclosure of the Adobe Support Information will result in irreparable and continuing damage to Adobe for which there will be no adequate remedy at law. If Recipient fails to comply with the terms of this Agreement, Adobe and/or Peerless shall be entitled to equitable relief to protect its interests, inducing but not limited to injunctive relief, in addition to any other rights and remedies provided by law.

     6. This Agreement will be governed in all respects by the laws of the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents. If any provision of this Agreement is held to be invalid, the parties agree that such invalidity will not affect the validity of the remaining portions of this Agreement, and agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision. Recipient will not assign or transfer any rights or obligations under this

                                       1
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Agreement without the prior written consent of Adobe. This Agreement contains the entire understanding of the parties regarding the matters set forth herein. This Agreement may be modified only by a writing signed by all parties. The waiver by Adobe of a breach of any provision of this Agreement by Recipient will not operate or be interpreted as a waiver of any other or subsequent breach by Recipient.

     7. The effective date of this Agreement shall be ________________.

                                       2
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RECIPIENT:                               PEERLESS SYSTEMS CORP.

By:                                      By:
   ----------------------------------       ----------------------------------
Print Name:                              Print Name:
           --------------------------               --------------------------
Date:                                    Date:
      -------------------------------          -------------------------------

ADOBE SYSTEMS INCORPORATED:              DESIGNATED THIRD PARTIES:
1585 Charleston Road
P.O. Box 7900                            #1
Mountain View, CA  94039-7900              -----------------------------------
                                           Name
By:
   ----------------------------------
Print Name:                              -------------------------------------
           --------------------------    (Date Confidentiality Agreement
Date:                                    Executed)
      -------------------------------
                                         #2
                                           -----------------------------------
                                           Name

                                         -------------------------------------
                                         (Date Confidentiality Agreement
                                         Executed)


                                       1
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                          Adobe Materials Release Form

To:                                          Date:

From:                                        Contact Person:

All materials released under this form are covered by the terms and conditions of:

Contract:                                    Date of Contract:

Description of Materials Released:



Restrictions and Comments:


Acknowledged and Agreed to by:

Adobe Systems Incorporated           Accepting Party

Date:                                 Date:
     ----------------------------           -----------------------------------

- ---------------------------------     -----------------------------------------
Signature                             Signature

- ---------------------------------     -----------------------------------------
Print Name                            Print Name

               Please sign above, print name, date and return to:

                           Adobe Systems Incorporated
                      1585 Charleston Road, P.O. Box 7900
                         Mountain View, CA  94039-7900